FAIR VALUE MEASUREMENT - Additional Information (Detail) ¥ in Thousands	Dec. 31, 2023 CNY (¥)
Fair Value Disclosures [Abstract]
Available for sale debt securities, maturity within one year	¥ 1,766,577
Available for sale debt securities, maturity within one to three years	928,200
Debt trading securities debt maturities within one year fair value	159,152
Debt trading securities debt maturities within one to three years fair value	¥ 101,432